Retirement Income and Appreciation Fund
Supplement Dated May 19, 2010
To the Prospectus dated March 1, 2010
Amended May 4, 2010
Retirement Income and Appreciation Fund — Fund Performance Section
The percentage for the year 2007 in the bar chart titled “Total Return for the Calendar Year Ended 12/31 of Each Year” in the subsection titled “Calendar Year Returns for Investor Class Shares” is hereby replaced with 6.67%.
The subsection titled “Average Annual Total Returns-Indexes” is hereby replaced with the following:

			Since
Indexes (reflects no deduction of fees, expenses or taxes)	1 Year	5 Years	Inception
Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	4.51%
Linked Barclays Capital U.S. Aggregate Bond Index	5.93%	4.76%	4.12%
BofA Merrill Lynch All U.S. Convertibles Index	49.13%	2.69%	5.26%
Retirement Income and Appreciation Composite Index	15.61%	4.44%	4.58%
Lipper Intermediate Investment Grade Index	14.30%	4.18%	3.95%